Exhibit 99.1

READY CAPITAL CORPORATION ANNOUNCES THIRD QUARTER 2020 RESULTS

New York, New York, November 4, 2020 / PRNewswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small to medium balance commercial loans, today reported financial results for the quarter ended September 30, 2020. Ready Capital reported U.S. GAAP Net income for the three months ended September 30, 2020 of $35.4 million, or $0.63 per share of common stock, and Core Earnings (a non-GAAP financial measure) of $32.1 million, or $0.57 per share of common stock.

Third Quarter Results:

●	U.S. GAAP Net income of $35.4 million, or $0.63 per diluted share of common stock
●	Core Earnings of $32.1 million, or $0.57 per diluted share of common stock
●	Adjusted net book value of $14.84 per share of common stock as of September 30, 2020
●	Current unrestricted cash and available liquidity of $221.7 million
●	Originated $1.2 billion of residential mortgage loans
●	Originated $105.6 million of Freddie Mac loans
●	Originated a record $82.9 million of loans guaranteed by the U.S. Small Business Administration (the “SBA”) under its Section 7(a) loan program
●	Declared and paid dividend of $0.30 per share in cash

"The quarterly results are reflective of the benefits our stakeholders' receive from Ready Capital's diversified and differentiated business model," commented Thomas Capasse, Ready Capital's Chairman and Chief Executive Officer. "Although we remain cautious of the uncertainties surrounding the COVID pandemic, we are optimistic that our diverse portfolio and government sponsored lending businesses will continue to provide superior returns for our shareholders."

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes Core Earnings, which is a non-U.S. GAAP financial measure. The Company defines Core Earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”), realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights, unrealized gains or losses resulting from a change in CECL impairment reserves on accrual loans, and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making. However, because Core Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Core Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-core.  Certain MBS positions are considered to be non-core due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value.  The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes.

Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments.  In calculating Core Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

The following table reconciles net income computed in accordance with U.S. GAAP to Core Earnings for the three months ended September 30, 2020:

Three Months Ended
(In Thousands)	September 30,
Net Income	$35,363
Reconciling items:
Unrealized (gain) loss on mortgage servicing rights	4,688
Change in CECL reserves on accrual loans	(7,248)
Non-recurring REO impairment	(114)
Merger transaction costs and other non-recurring expenses	998
Total reconciling items	$(1,676)
Core earnings before income taxes	$33,687
Income tax adjustments	(1,561)
Core earnings	$32,126
Less: Core earnings attributable to non-controlling interests	(731)
Less: Income attributable to participating shares	(339)
Core earnings attributable to Common Stockholders	$31,056
Core earnings per share	$0.57

U.S. GAAP Return on Equity is based on U.S. GAAP Net Income, while Core Return on Equity is based on Core Earnings, which adjusts GAAP Net Income for the items in the Core reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Thursday, November 5, 2020 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended September 30, 2020. The webcast will be available on the Company’s website at www.readycapital.com. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-800-659-3814

International: 1-303-223-2685

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 21971319

The playback can be accessed through November 19, 2020.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small to medium balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multi-family, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 500 lending professionals nationwide. The company is externally managed and advised by Waterfall Asset Management, LLC.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In Thousands)	September 30, 2020	December 31, 2019
Assets
Cash and cash equivalents	$149,847	$67,928
Restricted cash	46,204	51,728
Loans, net (including $119,965 and $20,212 held at fair value)	1,393,139	1,727,984
Loans, held for sale, at fair value	348,719	188,077
Mortgage backed securities, at fair value	90,427	92,466
Loans eligible for repurchase from Ginnie Mae	237,542	77,953
Investment in unconsolidated joint ventures	69,204	58,850
Purchased future receivables, net	16,659	43,265
Derivative instruments	20,849	2,814
Servicing rights (including $74,384 and $91,174 held at fair value)	110,045	121,969
Real estate, held for sale	45,063	58,573
Other assets	98,614	106,925
Assets of consolidated VIEs	2,691,198	2,378,486
Total Assets	$5,317,510	$4,977,018
Liabilities
Secured borrowings	1,176,621	1,189,392
Securitized debt obligations of consolidated VIEs, net	2,059,114	1,815,154
Convertible notes, net	111,855	111,040
Senior secured notes, net	179,572	179,289
Corporate debt, net	150,658	149,986
Guaranteed loan financing	421,183	485,461
Liabilities for loans eligible for repurchase from Ginnie Mae	237,542	77,953
Derivative instruments	7,774	5,250
Dividends payable	16,934	21,302
Accounts payable and other accrued liabilities	132,087	97,407
Total Liabilities	$4,493,340	$4,132,234
Stockholders’ Equity
Common stock, $0.0001 par value, 500,000,000 shares authorized, 54,175,648 and 51,127,326 shares issued and outstanding, respectively	5	5
Additional paid-in capital	846,960	822,837
Retained earnings	(31,779)	8,746
Accumulated other comprehensive loss	(9,916)	(6,176)
Total Ready Capital Corporation equity	805,270	825,412
Non-controlling interests	18,900	19,372
Total Stockholders’ Equity	$824,170	$844,784
Total Liabilities and Stockholders’ Equity	$5,317,510	$4,977,018

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
(In Thousands, except share data)	2020	2019	2020	2019
Interest income	$61,074	$59,723	$193,826	$165,510
Interest expense	(43,823)	(39,390)	(134,162)	(110,919)
Net interest income before provision for loan losses	$17,251	$20,333	$59,664	$54,591
Provision for loan losses	4,231	(693)	(34,984)	(2,559)
Net interest income after provision for loan losses	$21,482	$19,640	$24,680	$52,032
Non-interest income
Residential mortgage banking activities	75,524	29,013	192,757	64,621
Net realized gains on financial instruments and real estate owned	7,507	7,377	22,118	20,914
Net unrealized gain (loss) on financial instruments	3,420	(7,881)	(43,762)	(21,799)
Servicing income, net of amortization and impairment of $1,554 and $4,556 for the three and nine months ended September 30, 2020, and $1,609 and $1,425 for the three and nine months ended September 30, 2019, respectively	10,115	7,449	27,193	22,012
Income on purchased future receivables, net of allowance for doubtful accounts of $2,888 and $9,805 for the three and nine months ended September 30, 2020, and $0 and $0 for the three and nine months ended September 30, 2019, respectively	4,848	—	13,917	—
Income (loss) on unconsolidated joint ventures	1,996	1,047	(1,035)	6,059
Other income	4,496	2,979	40,163	6,671
Gain on bargain purchase	—	—	—	30,728
Total non-interest income	$107,906	$39,984	$251,351	$129,206
Non-interest expense
Employee compensation and benefits	(27,612)	(13,438)	(73,836)	(37,395)
Allocated employee compensation and benefits from related party	(2,250)	(1,500)	(4,750)	(3,603)
Variable expenses on residential mortgage banking activities	(30,918)	(17,318)	(87,494)	(39,995)
Professional fees	(4,158)	(2,030)	(8,632)	(5,445)
Management fees – related party	(2,714)	(2,495)	(7,941)	(6,987)
Incentive fees – related party	(1,134)	—	(4,640)	—
Loan servicing expense	(8,231)	(4,866)	(24,122)	(13,085)
Merger related expenses	(6)	(51)	(63)	(6,121)
Other operating expenses	(10,448)	(8,144)	(41,927)	(23,091)
Total non-interest expense	$(87,471)	$(49,842)	$(253,405)	$(135,722)
Income (loss) before provision for income taxes	$41,917	$9,782	$22,626	$45,516
Income tax (provision) benefit	(6,554)	2,645	(4,116)	8,604
Net income (loss)	$35,363	$12,427	$18,510	$54,120
Less: Net income (loss) attributable to non-controlling interest	805	323	551	1,580
Net income (loss) attributable to Ready Capital Corporation	$34,558	$12,104	$17,959	$52,540

Earnings (loss) per common share - basic	$0.63	$0.27	$0.32	$1.29
Earnings (loss) per common share - diluted	$0.63	$0.27	$0.31	$1.29

Weighted-average shares outstanding
Basic	54,626,995	44,438,652	53,534,497	40,517,231
Diluted	54,704,611	44,467,801	53,612,113	40,546,380

Dividends declared per share of common stock	$0.30	$0.40	$0.95	$1.20

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

fOR THE three months ENDED September 30, 2020

			SBA Originations,	Residential
	Loan	SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$14,532	$35,287	$9,037	$2,218	$—	$61,074
Interest expense	(11,011)	(23,342)	(6,414)	(2,157)	(899)	(43,823)
Net interest income before provision for loan losses	$3,521	$11,945	$2,623	$61	$(899)	$17,251
Provision for loan losses	4,824	117	(710)	—	—	4,231
Net interest income after provision for loan losses	$8,345	$12,062	$1,913	$61	$(899)	$21,482
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$75,524	$—	$75,524
Net realized gain on financial instruments	(2,244)	5,309	4,442	—	—	7,507
Net unrealized gain on financial instruments	2,295	3,459	2,353	(4,687)	—	3,420
Other income	1,609	688	2,170	30	(1)	4,496
Servicing income	139	610	3,055	6,311	—	10,115
Income on purchased future receivables, net of allowance for doubtful accounts	4,848	—	—	—	—	4,848
Income from unconsolidated joint ventures	1,996	—	—	—	—	1,996
Total non-interest income	$8,643	$10,066	$12,020	$77,178	$(1)	$107,906
Non-interest expense
Employee compensation and benefits	(3,192)	(4,046)	(4,378)	(15,118)	(878)	(27,612)
Allocated employee compensation and benefits from related party	(225)	—	—	—	(2,025)	(2,250)
Variable expenses on residential mortgage banking activities	—	—	—	(30,918)	—	(30,918)
Professional fees	(514)	(449)	(270)	(960)	(1,965)	(4,158)
Management fees – related party	—	—	—	—	(2,714)	(2,714)
Incentive fees – related party	—	—	—	—	(1,134)	(1,134)
Loan servicing expense	(1,528)	(2,394)	(106)	(4,206)	3	(8,231)
Merger related expenses	—	—	—	—	(6)	(6)
Other operating expenses	(3,095)	(2,450)	(1,590)	(2,618)	(695)	(10,448)
Total non-interest expense	$(8,554)	$(9,339)	$(6,344)	$(53,820)	$(9,414)	$(87,471)
Net income (loss) before provision for income taxes	$8,434	$12,789	$7,589	$23,419	$(10,314)	$41,917
Total assets	$1,131,321	$2,515,234	$806,856	$640,112	$223,987	$5,317,510

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

fOR THE nine months ENDED september 30, 2020

			SBA Originations,	Residential
		SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$45,993	$112,052	$30,316	$5,465	$—	$193,826
Interest expense	(32,871)	(72,476)	(21,766)	(5,778)	(1,271)	(134,162)
Net interest income before provision for loan losses	$13,122	$39,576	$8,550	$(313)	$(1,271)	$59,664
Provision for loan losses	(2,865)	(23,890)	(7,729)	(500)	—	(34,984)
Net interest income after provision for loan losses	$10,257	$15,686	$821	$(813)	$(1,271)	$24,680
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$192,757	$—	$192,757
Net realized gain (loss) on financial instruments	(3,378)	15,190	10,306	—	—	22,118
Net unrealized gain (loss) on financial instruments	(8,148)	(3,748)	1,302	(33,168)	—	(43,762)
Servicing income	665	1,541	6,522	18,465	—	27,193
Income on purchased future receivables, net of allowance for doubtful accounts	13,917	—	—	—	—	13,917
Loss from unconsolidated joint ventures	(1,035)	—	—	—	—	(1,035)
Other income	5,364	3,410	31,139	136	114	40,163
Total non-interest income (loss)	$7,385	$16,393	$49,269	$178,190	$114	$251,351
Non-interest expense
Employee compensation and benefits	$(8,663)	$(11,445)	$(11,773)	$(39,702)	$(2,253)	$(73,836)
Allocated employee compensation and benefits from related party	(475)	—	—	—	(4,275)	(4,750)
Variable expenses on residential mortgage banking activities	—	—	—	(87,494)	—	(87,494)
Professional fees	(999)	(891)	(697)	(1,518)	(4,527)	(8,632)
Management fees – related party	—	—	—	—	(7,941)	(7,941)
Incentive fees – related party	—	—	—	—	(4,640)	(4,640)
Loan servicing expense	(4,387)	(5,685)	(688)	(13,325)	(37)	(24,122)
Merger related expenses	—	—	—	—	(63)	(63)
Other operating expenses	(13,402)	(10,336)	(9,679)	(6,376)	(2,134)	(41,927)
Total non-interest expense	$(27,926)	$(28,357)	$(22,837)	$(148,415)	$(25,870)	$(253,405)
Net income (loss) before provision for income taxes	$(10,284)	$3,722	$27,253	$28,962	$(27,027)	$22,626
Total assets	$1,131,321	$2,515,234	$806,856	$640,112	$223,987	$5,317,510